SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report: September 9, 1999
(Date of earliest event reported)

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Pooling and Master Servicing Agreement, dated as of September 1, 1999, relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3)


                PaineWebber Mortgage Acceptance Corporation IV
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                333-79283                  06-1204982
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)


1285 Avenue of the Americas
New York, New York                                           10019
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000



--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     Other Events

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, Chase Securities Inc., Credit Suisse First Boston, First Union Capital Markets Corp, Deutsche Bank Securities, Inc. and Banc One Capital Markets, Inc., as applicable, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
      (99.1)                              Structural Term Sheets, Collateral
                                          Term Sheets and Computational
                                          Materials prepared by PaineWebber
                                          Incorporated in connection with
                                          Fremont Home Loan Trust 1999-3, Home
                                          Loan Asset Backed Certificates, Series
                                          1999-3

      (99.2)                              Structural Term Sheets, Collateral
                                          Term Sheets and Computational
                                          Materials prepared by Chase
                                          Securities Inc. in connection with
                                          Fremont Home Loan Trust 1999-3,
                                          Home Loan Asset Backed
                                          Certificates, Series 1999-3

      (99.3)                              Structural Term Sheets, Collateral
                                          Term Sheets and Computational
                                          Materials prepared by Credit Suisse
                                          First Boston in connection with
                                          Fremont Home Loan Trust 1999-3, Home
                                          Loan Asset Backed Certificates, Series
                                          1999-3

      (99.4)                              Structural Term Sheets, Collateral
                                          Term Sheets and Computational
                                          Materials prepared by First Union
                                          Capital Markets Corp. in connection
                                          with Fremont Home Loan Trust
                                          1999-3, Home Loan Asset Backed
                                          Certificates, Series 1999-3

      (99.5)                              Structural Term Sheets, Collateral
                                          Term Sheets and Computational
                                          Materials prepared by Banc One
                                          Capital Markets, Inc. in connection
                                          with Fremont Home Loan Trust
                                          1999-3, Home Loan Asset Backed
                                          Certificates, Series 1999-3

      (99.6)                              Structural Term Sheets, Collateral
                                          Term Sheets and Computational
                                          Materials prepared by Deutsche Bank
                                          Securities, Inc. in connection with
                                          Fremont Home Loan Trust 1999-3,
                                          Home Loan Asset Backed
                                          Certificates, Series 1999-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PAINEWEBBER MORTGAGE ACCEPTANCE
                                      CORPORATION IV

September 10, 1999
                                      By: /s/ Barbara Dawson
                                          --------------------------------------
                                          Name:  Barbara Dawson
                                          Title: Senior Vice President

                              INDEX TO EXHIBITS
                              -----------------

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
(99.1)                  Structural Term Sheets, Collateral            E
                        Term Sheets and Computational
                        Materials prepared by PaineWebber
                        Incorporated in connection with
                        Fremont Home Loan Trust 1999-3,
                        Home Loan Asset Backed
                        Certificates, Series 1999-3

(99.2)                  Structural Term Sheets, Collateral            E
                        Term Sheets and Computational
                        Materials prepared by Chase
                        Securities Inc. in connection with
                        Fremont Home Loan Trust 1999-3,
                        Home Loan Asset Backed
                        Certificates, Series 1999-3

(99.3)                  Structural Term Sheets, Collateral            E
                        Term Sheets and Computational
                        Materials prepared by Credit Suisse
                        First Boston  in connection with
                        Fremont Home Loan Trust 1999-3,
                        Home Loan Asset Backed
                        Certificates, Series 1999-3

(99.4)                  Structural Term Sheets, Collateral            E
                        Term Sheets and Computational
                        Materials prepared by First Union
                        Capital Markets Corp. in connection
                        with Fremont Home Loan Trust
                        1999-3, Home Loan Asset Backed
                        Certificates, Series 1999-3

(99.5)                  Structural Term Sheets, Collateral            E
                        Term Sheets and Computational
                        Materials prepared by Banc One
                        Capital Markets, Inc. in connection
                        with Fremont Home Loan Trust
                        1999-3, Home Loan Asset Backed
                        Certificates, Series 1999-3

(99.6)                  Structural Term Sheets, Collateral            E
                        Term Sheets and Computational
                        Materials prepared by Deutsche Bank
                        Securities, Inc. in connection with
                        Fremont Home Loan Trust 1999-3,
                        Home Loan Asset Backed
                        Certificates, Series 1999-3